                                                                  Exhibit 10.2


                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ------------------------------------------------

                  This Seventh Amendment to Loan and Security Agreement (the "Seventh Amendment") is made as of this __ day of September, 2000 by and between

                  Fleet Retail Finance Inc., formerly known as BankBoston Retail Finance Inc. (in such capacity, herein the "Agent"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "Lenders", who are party to the Agreement (defined below)

                                       and

                  Back Bay Capital Funding LLC, a Delaware Limited Liability Company with offices at 40 Broad Street, Boston, Massachusetts 02109 (the "Term Lender")

                                       and

                  Drug Emporium, Inc. (hereinafter, the "Borrower"), a Delaware corporation with its principal executive offices at 155 Hidden Ravines Drive, Powell, Ohio 43065 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on October 28, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement, as amended by a First Amendment to Loan and Security Agreement dated May 11, 1999, a Second Amendment to Loan and Security Agreement dated September 15, 1999, a Third Amendment to Loan and Security Agreement dated December 10, 1999, a Fourth Amendment to Loan and Security Agreement dated March 8, 2000, a Fifth Amendment to Loan and Security Agreement dated May 10, 2000, and a Sixth Amendment to Loan and Security Agreement dated August 18, 2000 (the "Agreement"); and

         WHEREAS, the Borrower, the Agent, the Lenders, and the Term Lender desire to amend certain of the provisions of the Agreement;

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders, the Term Lender, and the Borrower as follows:



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1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

2.

3. WAIVER OF COMPLIANCE WITH SECTIONS 4-18, 4-19, 4-20 AND 4-23. The Lenders waive compliance by the Borrower with the terms of Sections 4-18, 4-19, 4-20 and 4-23 of the Agreement in connection with the investments in and/or loans to be made in connection with the continued operation of Borrower's commerce business ("E-Commerce", which term includes DrugEmporium.com Inc. and the business to be carried on by it), including without limitation, any amount invested in, advanced to or paid or incurred by or on behalf of E-Commerce up to a maximum aggregate amount of $38,500,00.00.

4.

5. AMENDMENT TO ARTICLE 5. Section 5-12 of the Agreement is hereby amended to read as follows:

6.

                           (a) EBITDA: The Borrower shall not permit or suffer
                  its EBITDA, tested as of the last day of each fiscal quarter on the basis set forth below, to be less than the following:

                          MINIMUM CONSOLIDATED EBITDA:

                              "()" Denotes Negative

    ===========================================================================
             BASIS TESTED                                       MINIMUM EBITDA
    ===========================================================================
             Three Quarters Ending August, 2000                  ($21,200,000)
    ---------------------------------------------------------------------------
            Four Quarters Ending November, 2000                  ($19,500,000)
    ---------------------------------------------------------------------------
            Four Quarters Ending February, 2001                   ($2,000,000)
    ===========================================================================

For fiscal quarters thereafter, minimum EBITDA shall be established based upon reasonable projections prepared by the Borrower and agreed upon by the Agent.

1. AMENDMENT TO ARTICLE 5. Section 5-14 of the Agreement is hereby amended to read as follows:

2.

                           5-14. MINIMUM EXCESS AVAILABILITY. Availability after
                  giving effect to all then held checks (if any); accounts payable which are beyond credit terms then accorded the Borrower and overdrafts shall not be less than $10,000,000.00, measured on a rolling thirty (30) day average basis, provided, however, for the month of November, 2000, only, Availability shall not be less than $7,500,000.00.

1. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and effect.


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

2.

3. CONDITIONS TO EFFECTIVENESS. This Seventh Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

4.

         (a) This Seventh Amendment shall have been duly executed and delivered by the all necessary parties hereto.

         (a) No Suspension Event shall have occurred and be continuing.

         (a) The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

         (a) DrugEmporium.com Inc. shall have executed and delivered to the Borrower, a promissory note in the principal amount of $38,500,000.00 and a Pledge Agreement, each in form and substance satisfactory to the Agent, pursuant to which DrugEmporium.com Inc. shall have pledged to the Borrower 480,000 shares of preferred stock of Healthcentral.com, Inc., such promissory note and Pledge Agreement to be assigned to the Agent, for the benefit of the Lenders.

         (a) The Agent, the Lenders, and the Borrower shall execute a Consent Agreement in the form annexed hereto.

         (a) The Agent shall promptly notify the Borrower when such conditions are satisfied.

         (a) The Borrower shall have furnished the Agent with corporate resolutions authorizing the execution of this Amendment and the documents contemplated herein.

1.       MISCELLANEOUS.

2.

         (a) This Seventh Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         (a) This Seventh Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions



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


         hereof.

         (a) Any determination that any provision of this Seventh Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Seventh Amendment.

         (a) The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees, in connection with the preparation, negotiation, execution and delivery of this Seventh Amendment.

         (a) The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Seventh Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this Seventh Amendment.

         IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Loan and Security Agreement to be executed by their duly authorized officers as a sealed instrument as of the date first above written.

                                          DRUG EMPORIUM, INC.
                                          ("Borrower")

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          FLEET RETAIL FINANCE INC.
                                          ("Agent")


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



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


                                      The "LENDERS"

                                          FLEET RETAIL FINANCE INC.


                                          By
                                            ------------------------------------
                                          Print Name:
                                                     ---------------------------
                                          Title:
                                                --------------------------------



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



                                          NATIONAL CITY COMMERCIAL FINANCE, INC.


                                          By
                                            ------------------------------------
                                          Print Name:
                                                     ---------------------------
                                          Title:
                                                --------------------------------

                                          AMERICAN NATIONAL BANK AND
                                          TRUST COMPANY OF CHICAGO


                                          By
                                            ------------------------------------
                                          Print Name:
                                                     ---------------------------
                                          Title:
                                                --------------------------------

                                          LASALLE BUSINESS CREDIT, INC.


                                          By
                                            ------------------------------------
                                          Print Name:
                                                     ---------------------------
                                          Title:
                                                --------------------------------

                                          BACK BAY CAPITAL FUNDING LLC


                                          By
                                            ------------------------------------
                                          Print Name:
                                                     ---------------------------
                                          Title:
                                                --------------------------------




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